UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2012

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51788	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01 Other Events

Oracle Corporation announced that its Board of Directors has declared an accelerated cash dividend of $0.18 per share of outstanding common stock payable on December 21, 2012, to stockholders of record as of the close of business on December 14, 2012. Oracle also announced that this accelerated dividend is intended by the Board to be in lieu of quarterly dividends Oracle would have otherwise announced with its quarterly earnings results for the second, third and fourth quarters of fiscal year 2013, and that would have been paid in calendar year 2013.

Oracle’s press release dated December 3, 2012, announcing this accelerated dividend, is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: December 3, 2012	By:	/s/ Safra Catz
Safra Catz, President and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 3, 2012

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